UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 4, 2005


                                   UNOVA, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                    001-13279                95-4647021
(State or other jurisdiction   (Commission file number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)

      6001 36th Avenue West                                   98203-1264
       Everett, Washington                                    (Zip Code)
          www.unova.com
           (Address of principal executive offices and internet site)

       Registrant's telephone number, including area code: (425) 265-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition

On August 4, 2005, UNOVA, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended July 3, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits

(c)  Exhibits.

The following exhibit is attached as part of this report:

Exhibit
Number          Description
------          -----------
99.1            Press Release issued by the Company dated August 4, 2005.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UNOVA, INC.



                                        By:     /s/ Michael E. Keane
                                            ------------------------------------
                                                   Michael E. Keane
                                               Senior Vice President and
                                                Chief Financial Officer

August 4, 2005